                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------

                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 26, 2001


                             ADEPT TECHNOLOGY, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

              CALIFORNIA                                0-27122                              94-2900635
    (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)                     (IRS EMPLOYER
            INCORPORATION)                                                               IDENTIFICATION NO.)

                   150 ROSE ORCHARD WAY
                   SAN JOSE, CALIFORNIA                                               95134
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                   (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 432-0888

                                      NONE

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5. OTHER EVENTS.

         This report is being filed by the Registrant to announce a cost reduction program that it is implementing during the first quarter of fiscal 2002 and to revise its business outlook for fourth quarter of fiscal 2001. The press release issued by the Registrant relating to the Registrant's cost reduction program and revised business outlook is filed as Exhibit 99.1 to this report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

         The following exhibit is filed with this report on Form 8-K:

         Exhibit No.                   Description
         -----------                   -----------

         99.1          Press Release of the Registrant issued on July 26, 2001.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ADEPT TECHNOLOGY, INC.



Date:  July 27, 2001                    By:  /s/ Michael W. Overby
                                            -----------------------------
                                            Michael W. Overby
                                            Chief Financial Officer


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                                  EXHIBIT INDEX


     Exhibit No.                   Description
     -----------                   -----------

     99.1          Press Release of the Registrant issued on July 26, 2001.